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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):        March 1, 2005



                            SYMBOL TECHNOLOGIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                       1-9802             112308681
         ---------------------              ------------       --------------
     (State or other jurisdiction           (Commission       (I.R.S. Employer
           of incorporation)                File Number)     Identification No.)

    One Symbol Plaza, Holtsville, NY                                11742
    --------------------------------                              ----------
(Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code      (631) 738-2400


                                 Not Applicable

                 ----------------------------------------------
           Former name or former address, if changed since last report



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The Registrant is furnishing herewith its Press Release dated March 1, 2005 disclosing 2004 annual results. The Press Release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

      Management of the Registrant will host a teleconference and webcast on March 2, 2005 at 8:00 AM ET to discuss the subjects covered by the Press Release. Details on accessing the teleconference and webcast are contained in the Press Release. Audio and webcast replay of the teleconference and webcast, will be available on the Registrant's website at http://www.symbol.com/investors from March 2, 2005 at 10 AM eastern time through March 31, 2005, on a 24 hour basis. Additionally, a PDF version of the webcast presentation will be available on the Registrant's website at http://www.symbol.com/investors.

      The information in this Item 2.02 and Item 9.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      99.1  Press Release, dated March 1, 2005
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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SYMBOL TECHNOLOGIES, INC.
                                                  (Registrant)

 March 1, 2005
                                              By:
                                                  /s/  Mark T. Greenquist
                                                  ------------------------------
                                                  Name: Mark T. Greenquist
                                                  Title: Chief Financial Officer
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                                  EXHIBIT INDEX

EXHIBIT
   NO.                       DESCRIPTION
   ---                       -----------
 EX-99.1        Press Release, dated March 1, 2005